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                                 FLAG INVESTORS

                                      FLAG
                                    INVESTORS
                                  INTERNATIONAL
                                      FUND

                                  ANNUAL REPORT
                                OCTOBER 31, 1998

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholders:

     International equity market performance has been extremely volatile over the past six months. After rising modestly through July, the combination of increased stress on the world's financial systems, signs of weakening economic activity, and a delayed response by political leaders produced a sharp swing in investor sentiment, which sent the EAFE Index down 15.1% in August and September. Finally, in October, interest rate cuts by the Federal Reserve Bank in the U.S. and their European counterparts generated another reversal, and the Index rebounded 10.4%. Over the entire period, the EAFE Index declined 5.0%. On a regional basis, European equities fell 3.6%, while the Pacific markets produced a 5.8% loss.

     During the same six month period the Flag Investors International Fund declined by 6.7%, which was greater than the Index's loss. The primary reasons for the underperformance against the index were lower than Index exposure in some of the stronger performing European markets and an absence of lower quality Asian stocks, which rallied sharply in September and October. Over the past year, the Fund's total return was 5.3%, compared to a 9.6% rise in EAFE.

     At the moment, investors have retained their renewed enthusiasm for equities and the markets have continued to rally into November. Valuations in Europe, where over 70% of the Fund's assets are invested, have again become relatively expensive, despite two concerns. First, the outlook for corporate earnings remains troublesome, and higher uncertainty warrants lower valuations. Second, low interest rates reflect at least some possibility of spreading deflation, which would be negative for equities were it to materialize. In seeking to moderate the associated risk, we emphasize attractively valued securities

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

in the European portion of the portfolio, and have maintained a significant exposure (24%) to Australia and Asia, where several valuation measures are relatively inexpensive. As a consequence, we believe this strategy will continue to generate attractive long term returns.


Sincerely,

/s/ Andrew B. Williams
----------------------
Andrew B. Williams
Portfolio Manager

November 19, 1998

TEN LARGEST HOLDINGS
--------------------------------------------------------------------------------
                                                                     Percent of
Company                                                              Net Assets
--------------------------------------------------------------------------------

 1.  Nokia Corp., ADR                                                   3.1%
     Nokia Oyj is an international telecommunications company. The
     Company develops and manufactures mobile phones, networks and systems for cellular and fixed networks.

 2.  Acom Co., Ltd                                                      3.0%
     One of the largest consumer lending companies in Japan.

 3.  Lend Lease Corp. Ltd.                                              3.0%
     One of the leading financial services groups in Australia with businesses of property services and construction.

 4.  Tomkins PLC                                                        2.8%
     U.K.-based conglomerate involved in the manufacture of fluid controls, industrial products, food, garden and leisure products.

 5.  Assicurazioni Generali                                             2.8%
     Italy's largest insurer, offers life and non-life insurance and reinsurance in some 40 countries through 101 insurance companies.

 6.  Scottish Power PLC                                                 2.8%
     An integrated electric utility that generates, transmits and supplies electricity throughout Scotland and parts of England.

 7.  WH Smith Class A                                                   2.7%
     A book, newspaper, music and hardware retailer.

 8.  Veba AG                                                            2.7%
     An electrical energy service provider in Germany that also operates chemical, oil and telecommunications subsidiaries.

 9.  SCOR SA                                                            2.6%
     Through its subsidiaries, provides treaty and facultative reinsurance on a worldwide basis to property-casualty and life insurers.

10.  Repsol SA                                                          2.5%
     A holding company which explores for, develops and produces petroleum products

--------------------------------------------------------------------------------

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Additional Performance Information

     The shareholder letter included in this report contains statistics designed to help you evaluate the performance of your Fund's management. To further assist in this evaluation, the Securities and Exchange Commission (SEC) requires that we include, on an annual basis, a line graph comparing the Fund's performance to that of an appropriate market index. This graph must measure the growth of a $10,000 hypothetical investment from the Fund's inception on November 18, 1986 through the most recent fiscal year-end and must reflect the impact of the Fund's total expenses and its currently effective 4.50% maximum sales charge.

     While the following chart is required by SEC rules, such comparisons are of limited utility since the index shown is not adjusted for sales charges and ongoing management, distribution and operating expenses applicable to the Fund. An investor who wished to replicate the total return of the index would have had to own the securities that it represents. Acquiring these securities would require a considerable amount of money and would incur expenses that are not reflected in the index results.

     The SEC also requires that we report the Fund's total return, according to a standardized formula, for various time periods through the end of the most recent calendar quarter. The SEC total return figures differ from those we reported because the time periods may be different and because the SEC calculation includes the impact of the currently effective 4.50% maximum sales charge. These total returns correspond to those experienced by individual shareholders only if their shares were purchased on the first day of each time period and the maximum sales charge was paid. Any performance figures shown are for the full period indicated. Since investment return and principal value will fluctuate, and investor's shares may be worth more or less than their original cost when redeemed.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

     In the printed version of the document, a line graph appears which depicts the following plot points:

Change in Value of a $10,000 Investment*
November 18, 1986--October 31, 1998

              Flag Investors International Morgan Stanley Capital

                       11/86        9550       10000

                       10-87       10324       12621

                       10/88       11997       15799

                       10/89       14066       17085

                       10/90       13133       14895

                       10/91       12719       15930

                       10/92       10964       13824

                       10/93       15706       19003

                       10/94       17927       20920

                       10/95       16261       20843

                       10/96       18234       23025

                       10/97       21422       24091

                       10/98       21532       26416


Average Annual Total Return*

--------------------------------------------------------------------------------
 Periods Ended 10/31/98     1 Year      5 Years     10 Years   Since Inception**
--------------------------------------------------------------------------------
 Class A Shares              .51%        6.51%        6.02%          7.04%
--------------------------------------------------------------------------------

* These figures assume the reinvestment of dividends and capital gains distributions and include the Fund's 4.50% maximum sales charge. The Morgan Stanley Capital International Europe, Australia, Far East(R) (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. Past performance is not an indicator of futures results. Investment return and principal value may fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

**   11/18/86.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                              Percent of
  Shares                     Security                      Value      Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- 95.6%?

UNITED KINGDOM -- 21.4%

   12,500       Allied Zurich PLC*                     $   147,913       1.2%
    9,300       BOC Group PLC                              136,042       1.1
   12,500       British American Tobacco*                  111,615       0.9
   15,000       British Petroleum Co                       221,305       1.8
   60,000       British Steel PLC                          102,430       0.9
   36,562       BTR PLC                                     63,795       0.5
   25,000       Caradon PLC                                 51,885       0.4
   14,000       De La Rue PLC                               40,888       0.4
   38,750       Iceland Group PLC                          127,442       1.1
   20,000       Johnson Matthey PLC                        112,640       0.9
   84,000       Mirror Group Newspapers PLC                204,560       1.7
   10,000       Rio Tinto PLC                              121,762       1.0
   35,100       Scottish Power PLC                         344,257       2.8
   25,000       Tate & Lyle PLC                            143,624       1.2
   75,000       Tomkins PLC                                345,828       2.8
   36,000       WH Smith Class A                           330,790       2.7
                                                       -----------     -----
                                                         2,606,776      21.4
JAPAN -- 19.2%
    6,600       Acom Co., Ltd                              370,556       3.0
    6,000       Aoyama Trading Co., Ltd.                   148,771       1.2
    5,000       Canon Inc.                                  95,084       0.8
   10,000       Chugai Pharmaceutical Co.                   91,419       0.8
       50       East Japan Railway Co.                     297,973       2.5
   20,000       Fuji Heavy Industry                        100,043       0.8
    4,000       Fuji Photo Film - Ord                      147,305       1.2
    4,000       Honda Motor Co.                            120,742       1.0
   12,000       Kao Corp.                                  244,243       2.0
    2,000       Nintendo Corp. Ltd.                        170,073       1.4
    2,000       Rohm Company                               177,663       1.5
    1,600       Sony Corp.                                 102,113       0.8
    5,000       Takefuji Corp.                             267,788       2.2
                                                       -----------     -----
                                                         2,333,773      19.2

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                              Percent of
  Shares                     Security                   Value         Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- continued

GERMANY -- 10.0%
    5,500       Bayer AG                               $   222,016       1.8%
    3,000       Deutsche Bank AG                           194,213       1.6
    3,600       Deutsche Telekom AG                        197,533       0.8
    4,000       Hoechst AG                                 167,150       1.4
    3,400       Siemens AG                                 206,846       1.7
    6,000       Veba AG                                    329,826       2.7
                                                       -----------     -----
                                                         1,217,584      10.0
FRANCE -- 9.1%
    2,258       Elf Aquitaine                              261,697       2.1
    2,356       Lafarge SA                                 241,205       2.0
    3,872       Lagardere Groupe                           156,052       1.3
    2,000       Pernod-Ricard                              133,381       1.1
    5,600       SCOR SA                                    321,586       2.6
                                                       -----------     -----
                                                         1,113,921       9.1
SPAIN -- 6.8%
   10,000       Dragados & Construcciones SA               298,258       2.4
    6,000       Repsol SA                                  301,600       2.5
    1,700       Telefonica de Espana ADR                   232,794       1.9
                                                       -----------     -----
                                                           832,652       6.8
ITALY -- 6.3%
    9,631       Assicurazioni Generali                     345,774       2.8
  121,520       Bennetton Group SpA                        204,020       1.7
   30,665       Telecom Italia SpA                         222,251       1.8
                                                       -----------     -----
                                                           772,045       6.3
AUSTRALIA -- 5.0%
  100,000       Fosters Brewing Group*                    245,232        2.0
   16,634       Lend Lease Corp., Ltd.                     366,369       3.0
                                                       -----------     -----
                                                           611,601       5.0

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                              Percent of
  Shares                     Security                   Value         Net Assets
--------------------------------------------------------------------------------

COMMON STOCK -- concluded

FINLAND -- 3.1%
    4,000       Nokia AB - Series A ADR                $   372,250       3.1%
                                                       -----------     -----
NETHERLANDS -- 3.0%
    4,900       Akzo Nobel                                 190,623       1.6
    9,456       Algemene Bank Nederland                    177,344       1.4
                                                       -----------     -----
                                                           367,967       3.0
SWEDEN -- 3.0%
   11,000       Astra AB                                   173,256       1.4
    5,000       SKF AB - B Shares                           57,538       0.5
    6,000       Volvo AB - B                               129,990       1.1
                                                       -----------     -----
                                                           360,784       3.0
NORWAY -- 2.3%
    4,300       Kvaerner AS                                 93,549       0.8
    4,300       Norsk Hydro                                188,274       1.5
                                                       -----------     -----
                                                           281,823       2.3
BELGIUM -- 2.1%
      700       Electrabel, SA*                            257,970       2.1
                                                       -----------     -----
DENMARK -- 1.6
    2,500       Uni-Danmark A/S                            190,779       1.6
                                                       -----------     -----
NEW ZEALAND -- 1.2%
   28,000       Telecom Corp New Zealand                   114,793       1.0
    5,000       Tranz Rail Holdings                        126,562       0.2
                                                       -----------     -----
                                                           141,355       1.2
PORTUGAL -- 1.0%
    5,000       Electricidade                              125,855       1.0
                                                       -----------     -----
SINGAPORE -- 0.5%
   10,000       Singapore Airlines Ltd. F                   61,633       0.5
                                                        -----------     -----

Total Common Stock
      (Cost $9,497,855)                                 11,648,768      95.6
                                                       -----------     -----

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Net Assets                                         October 31, 1998

  No. of                                                              Percent of
  Shares                     Security                   Value         Net Assets
--------------------------------------------------------------------------------



 REPURCHASE AGREEMENT -- 3.7

     $455       Goldman Sachs & Co., 5.25%
                  Dated 10/30/98 to be repurchased
                  on 11/02/98, collateralized by U.S.
                  Treasury Notes with a market value
                  of $464,102.76.
                  (Cost $455,000)                      $   455,000       3.7%
                                                       -----------     -----
Total Investments in Securities
      (Cost $9,952,855)**                               12,103,768      99.3

Other Assets in Excess of Liabilities                       83,188       0.7
                                                       -----------     -----

Net Assets                                             $12,186,956     100.0%
                                                       ===========     =====

Net Asset Value and Redemption Price Per Share
      ($12,186,956 / 719,333 shares outstanding)            $16.94
                                                            ======
Maximum Offering Price Per Share
      ($16.94 / 0.955)                                      $17.74
                                                            ======

----------

*    Non-income producing security.

**   Cost for federal tax purposes is $10,192,648.


                        See Notes to Financial Statements

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Statement of Operations


                                                                          For the
                                                                         Year Ended
                                                                         October 31,
------------------------------------------------------------------------------------
                                                                            1998
Investment Income:
   Dividends ........................................................     $ 294,725
   Interest .........................................................        20,698
      Less: Foreign taxes withheld ..................................       (33,349)
                                                                          ---------
            Total income ............................................       282,074
                                                                          ---------
Expenses:
   Investment advisory fee ..........................................        98,993
   Professional fee .................................................       110,377
   Distribution fee .................................................        32,998
   Accounting fee ...................................................        27,558
   Printing and postage .............................................        25,206
   Registration fees ................................................        24,658
   Transfer agent fee ...............................................        19,096
   Custodian fee ....................................................        19,091
   Miscellaneous ....................................................        13,467
                                                                          ---------
            TOTAL EXPENSES ..........................................       371,444
   Less: Fees waived ................................................      (172,249)
                                                                          ---------
            Net expenses ............................................       199,195
                                                                          ---------
   Net investment income ............................................        82,879
                                                                          ---------
Net realized and unrealized gain/(loss) on investments:
   Net realized gain from security transactions .....................       813,915
   Net realized foreign exchange loss ...............................       (61,533)
   Change in unrealized appreciation/depreciation
      of investments ................................................       (99,666)
   Change in unrealized appreciation/depreciation on translation of assets and liabilities, excluding investments denominated in
      foreign currencies ............................................         2,524
                                                                          ---------
            Net gain on investments .................................       655,240
                                                                          ---------

Net increase in net assets resulting from operations ................     $ 738,119
                                                                          =========

                      Statements of Changes in Net Assets


FLAG INVESTORS INTERNATIONAL FUND
----------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                         For the Years Ended October 31,
----------------------------------------------------------------------------------------
                                                              1998              1997
Increase/(Decrease) in Net Assets:
Operations:
   Net investment income ...........................     $     82,879      $    165,758
   Net realized gain from security transactions and
      foreign exchange transactions ................          752,382         1,730,841
   Change in unrealized appreciation/depreciation
      of investments ...............................          (99,666)          348,203
   Change in unrealized appreciation/depreciation
      on translation of other assets and liabilities
      denominated in foreign currencies ............            2,524              (438)
                                                         ------------      ------------
   Net increase in net assets resulting
      from operations ..............................          738,119         2,244,364
                                                         ------------      ------------
Dividends to Shareholders from:
   Net investment income and short-term gains ......          (82,879)         (165,758)
   Distributions in excess of net investment
      income and short-term gains ..................         (127,834)          (94,471)
                                                         ------------      ------------
   Total distributions .............................         (210,713)         (260,229)
Capital Share Transactions:
   Proceeds from sale of 61,500 and
      83,957 shares, respectively ..................        1,076,733         1,258,732
   Value of 11,538 and 15,155 shares issued in
      reinvestment of dividends, respectively ......          182,302           223,079
   Cost of 208,269 and 155,119 shares
      repurchased, respectively ....................       (3,581,124)       (2,414,563)
                                                         ------------      ------------
   Total decrease in net assets derived
      from capital share transactions ..............       (2,322,089)         (932,752)
                                                         ------------      ------------
   Total increase/(decrease) in net assets .........       (1,794,683)        1,051,383

Net Assets:
   Beginning of year ...............................       13,981,639        12,930,256
                                                         ------------      ------------
   End of year .....................................     $ 12,186,956      $ 13,981,639
                                                         ============      ============
Distributions in excess of net investment income ...     $   (192,053)     $        437
                                                         ============      ============

                       See Notes to Financial Statements.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each year)


                                                                For the
                                                              Year Ended
                                                              October 31,
-------------------------------------------------------------------------
                                                                 1998
Per Share Operating Performance:
   Net asset value at beginning of year ....................   $ 16.36
                                                               -------
Income from Investment Operations:
   Net investment income ...................................      0.08
   Net realized and unrealized gain/(loss) on investments(1)      0.76
                                                               -------
   Total from Investment Operations ........................      0.84
Less Distributions:
   Distributions from net investment income
   and short-term gains ....................................     (0.10)
   Distributions in excess of net investment income
   and short-term gains ....................................     (0.16)
                                                               -------
   Total distributions .....................................     (0.26)
                                                               -------
   Net asset value at end of year ..........................   $ 16.94
                                                               =======
Total Return(2) ............................................      5.25%
Ratios to Average Daily Net Assets:
   Expenses(3) .............................................      1.50%
   Net investment income(4) ................................      0.62%
Supplemental data:
   Net assets at end of year (000) .........................   $12,187
   Portfolio turnover rate .................................        27%

----------
(1) The years ended October 31, 1998, 1997, 1996, 1995 and 1994 include net realized currency gain/(loss).

(2)  Total return excludes the effect of sales charge.

(3) Without the waiver of advisory fees (Note 2), the ratio of expenses to average daily net assets would have been 2.78%, 2.24%, 2.30%, 2.17% and 1.97% for the years ended October 31, 1998, 1997, 1996, 1995 and 1994, respectively.

(4) Without the waiver of advisory fees (Note 2), the ratio of net investment income to average daily net assets would have been (0.67)%, 0.44%, 1.10%, 0.02% and 0.28% for the years ended October 31, 1998, 1997, 1996, 1995 and
     1994, respectively.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------







                                                                            For the Year Ended October 31,
------------------------------------------------------------     ----------------------------------------------------
                                                                   1997           1996           1995           1994
Per Share Operating Performance:
   Net asset value at beginning of year ....................     $ 14.20        $ 12.69        $ 13.97        $ 13.05
                                                                 -------        -------        -------        -------
Income from Investment Operations:
   Net investment income ...................................        0.11           0.26           0.09           0.18
   Net realized and unrealized gain/(loss) on investments(1)        2.34           1.28          (1.37)          1.58
                                                                 -------        -------        -------        -------
   Total from Investment Operations ........................        2.45           1.54          (1.28)          1.76
Less Distributions:
   Distributions from net investment income
   and short-term gains ....................................       (0.18)         (0.03)            --          (0.84)
   Distributions in excess of net investment income
   and short-term gains ....................................       (0.11)            --             --             --
                                                                 -------        -------        -------        -------
   Total distributions .....................................       (0.29)         (0.03)            --          (0.84)
                                                                 -------        -------        -------        -------
   Net asset value at end of year ..........................     $ 16.36        $ 14.20        $ 12.69        $ 13.97
                                                                 =======        =======        =======        =======
Total Return(2) ............................................       17.48%         12.13%         (9.16)%        13.98%
Ratios to Average Daily Net Assets:
   Expenses(3) .............................................        1.50%          1.50%          1.50%          1.50%
   Net investment income(4) ................................        1.18%          1.91%          0.68%          0.75%
Supplemental data:
   Net assets at end of year (000) .........................     $13,982        $12,930        $12,483        $15,487
   Portfolio turnover rate .................................          21%            13%            35%            43%


                          Notes to Financial Statements

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements

NOTE 1--Significant Accounting Policies

     Flag Investors International Fund, Inc. (the "Fund"), which commenced operations on November 18, 1986 is a Maryland Corporation. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its objective is to seek long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.

     The Fund consists of one share class, Class A Shares, which is subject to a 4.50% maximum front-end sales charge and a 0.25% distribution fee.

     When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

     A. Security Valuation--The Fund values a portfolio security that is primarily traded on a national exchange by using the last price reported for the day. When the security is listed on more than one exchange, the Fund uses the last price on the exchange where the security is primarily traded. If there are no sales or the security is not traded on a listed exchange, the Fund values the security at the last bid price in the over-the-counter market. When a market quotation is not readily available, the Investment Advisor determines a fair value using procedures that the Board of Directors establishes and monitors. The Fund values short-term obligations with maturities of 60 days or less at amortized cost.

     B. Repurchase Agreements--The Fund may enter into tri-party repurchase agreements with broker-dealers and domestic banks. A repurchase agreement is a short-term investment in which the Fund buys a debt security that the broker agrees to repurchase at a set time and price. The third party, which is the broker's custodial bank, holds the collateral in a separate account until the repurchase agreement matures. The agreement ensures that the collateral's market value, including any accrued interest, is sufficient if the broker defaults. The Fund's access to the collateral may be delayed or limited if the broker defaults and the value of the collateral declines or if the broker enters into an insolvency proceeding.

NOTE 1--concluded

     C. Foreign Currency Translation--The Fund's books and records are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded in the Fund's records at the effective exchange rate when earned or incurred. Asset and liability accounts that are denominated in foreign currencies are adjusted to reflect the current exchange rate. Transaction gains or losses that are a result of changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reported in realized and unrealized gain/(loss) on investments for the current period.

               The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. These contracts are not reflected in the Fund's financial statements. However, the net income or loss from these contracts is recorded from the contract's inception date. Premiums or discounts are amortized over the life of the contracts.

     D. Federal Income Taxes--The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

               The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

     E. Security Transactions, Investment Income, Distributions and Other--The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the gain or loss on investments sold or redeemed. Interest income is recorded on an accrual basis and includes the pro rata scientific method for amortization of premiums and accretion of discounts when appropriate. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statemnents (continued)

Note 2--Investment Advisory Fees, Transactions with Affiliates and Other Fees

     Investment Company Capital Corp. ("ICC"), an indirect subsidiary of Bankers Trust Corporation, is the Fund's investment advisor and The Glenmede Trust Company ("Glenmede") is the Fund's subadvisor. As compensation for advisory services, the Fund pays ICC an annual fee based on the Fund's average daily net assets. This fee is calculated daily and paid monthly at the annual rate of 0.75%. As compensation for subadvisory services, ICC pays Glenmede an annual fee based on the Fund's average daily net assets. This fee is calculated monthly and paid quarterly at the annual rate of 0.55%.

     ICC has agreed to waive up to all of its fees and reimburse expenses if necessary so that the Fund's total operating expenses are no more than 1.50% of the Fund's average daily net assets. For the year ended October 31, 1998, ICC waived fees of $98,993 and reimbursed expenses of $73,256. At October 31, 1998, the Fund was owed $34,417 from the advisor for waived advisory fees of $7,400 and reimbursed expenses of $27,017. ICC paid Glenmede $73,399 for subadvisory services for the year ended October 31, 1998.

     Certain officers and directors of the Fund are also officers or directors of the Fund's investment advisor or subadvisor.

     As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated daily and paid monthly from the Fund's average daily net assets. The Fund paid ICC $27,558 for accounting services for the year ended October 31, 1998. At October 31, 1998, accrued accounting services fees amounted to $2,233.

     As compensation for its transfer agent services, the Fund pays ICC a per account fee that is calculated and paid monthly. The Fund paid ICC $19,096 for transfer agent services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $3,865 in transfer agent fees.

     Effective June 16, 1998, Bankers Trust Company became the Fund's custodian. Prior to June 16, 1998, Mellon Trust served as the Fund's custodian. From June 16, 1998 to October 31, 1998, the Fund paid $8,008 in custody fees.

     As compensation for providing distribution services, the Fund pays ICC Distributors, Inc. ("ICC Distributors"), an annual fee that is calculated daily and paid monthly at an annual rate equal to 0.25% of the Fund's average daily net assets. The Fund paid $32,998 for distribution services for the year ended October 31, 1998. At October 31, 1998, the Fund owed $2,467 in distribution fees.

     The Fund's complex offers a retirement plan for eligible Directors. The actuarially computed pension expense allocated to the Fund for the year ended October 31, 1998 was $982, and the accrued liability was $489.


16

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FLAG INVESTORS INTERNATIONAL FUND
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NOTE 3--Capital Share Transactions

     The Fund is authorized to issue up to 9 million shares of $.001 par value capital stock (8 million Flag Investors Class A and 1 million undesignated).

NOTE 4--Investment Transactions

     Excluding short-term and U.S. government obligations, purchases of investment securities aggregated $3,461,505 and sales of investment securities aggregated $6,119,807 for the year ended October 31, 1998.

     On October 31, 1998, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $3,134,217 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $983,304.

NOTE 5--Foreign Investment Risk

     Foreign investments involve substantial and different risks than investments in companies in the United States. In general, less information is publicly available about foreign companies than is available about companies in the United States. Most foreign companies are not subject to uniform audit and financial reporting standards, practices and requirements comparable to those in the United States.

     Foreign stock markets are generally not as developed or efficient as those in the United States. In most foreign markets volume and liquidity are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than the negotiated commissions on U.S. exchanges. There is generally less government supervision and regulation of foreign stock exchanges, brokers and companies than in the United States. The settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity.

     Although the Fund intends to invest in securities of companies and governments of developed, stable nations, there is also the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could adversely affect investments, assets or securities transactions of the Fund in some foreign countries.


                                                                              17

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Notes to Financial Statements (concluded)

NOTE 6--Federal Income Tax Information

     Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, permanent book/tax differences related to foreign exchange losses of $64,656 have been reclassified from the accumulated net realized loss from security and foreign exchange transactions to distributions in excess of net investment income. These reclassifications have no effect on net assets or net asset values per share.

     On October 31, 1998, there was a tax capital loss carryforward of approximately $1,774,000, of which $1,185,000 expires in 2000 and $589,000 in 2001. This carryforward will be used to offset future net capital gains.

NOTE 7--Net Assets

     On October 31, 1998, net assets consisted of:
Paid-in capital ............................................       $ 11,998,931
Distribution in excess of net investment income ............           (192,053)
Accumulated net realized loss from security and
   foreign exchange transactions ...........................         (1,774,119)
Unrealized appreciation of investments .....................          2,150,913
Unrealized translation gain ................................              3,284
                                                                   ------------
                                                                   $ 12,186,956
                                                                   ============

NOTE 8--Personal Income Tax Information for the Shareholder (Unaudited)

     The following information summarizes all distributions paid by the Fund during the taxable period ended October 31, 1998.

Domestic Ordinary Income ...................................            $ 28,367
Foreign Source Income ......................................             182,346
                                                                        --------
   Total Ordinary Income ...................................             210,713
                                                                        ========
Long-Term Capital Gains ....................................                  --
   Total Distributions .....................................             210,713
                                                                        ========
Foreign Tax Paid or Withheld ...............................            $ 45,153
                                                                        ========

     The foreign taxes paid or withheld represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.


18

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Independent Auditors' Report

The Board of Directors and Shareholders
Flag Investors International Fund, Inc.:

     We have audited the accompanying statements of net assets of Flag Investors International Fund, Inc. as of October 31, 1998, and the related statements of operations for the year then ended, and changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Flag Investors International Fund, Inc. as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
November 30, 1998


                                                                              19

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FLAG INVESTORS INTERNATIONAL FUND
--------------------------------------------------------------------------------

Directors and Officers

                                TRUMAN T. SEMANS
                                    Chairman

             JAMES J. CUNNANE                 JOHN W. CHURCH, JR.
                 Director                          President

              RICHARD T. HALE                 ANDREW B. WILLIAMS
                 Director                  Executive Vice President

              JOHN F. KROEGER                  JOSEPH A. FINELLI
                 Director                          Treasurer

               LOUIS E. LEVY                     AMY M. OLMERT
                 Director                          Secretary

            EUGENE J. MCDONALD                  SCOTT J. LIOTTA
                 Director                     Assistant Secretary

            CARL W.  VOGT, ESQ.
                 Director


Investment Objective

A mutual fund seeking long-term growth of capital primarily through investment in a diversified portfolio of marketable equity securities of issuers located outside of the United States.


20


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--------------------------------------------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

     For more complete information regarding any of the Flag Investors Funds, including charges and expenses, obtain a prospectus from your investment representative or directly from the Fund at 1-800-767-FLAG. Read it carefully before you invest.
--------------------------------------------------------------------------------

                                     [LOGO]

                                 FLAG INVESTORS

                                     Growth
                       Flag Investors Emerging Growth Fund
                       Flag Investors Equity Partners Fund
                        Flag Investors International Fund

                                    Specialty
                   Flag Investors Real Estate Securities Fund
                       Flag Investors Communications Fund

                                    Balanced
                        Flag Investors Value Builder Fund

                                     Income
                  Flag Investors Short-Intermediate Income Fund
              Flag Investors Total Return U.S. Treasury Fund Shares

                                 Tax-Free Income
                  Flag Investors Managed Municipal Fund Shares

                                 Current Income
                    Flag Investors Cash Reserve Prime Shares


                                  P.O. Box 515
                            Baltimore, Maryland 21203
                                  800-767-FLAG

                                 Distributed by:
                             ICC DISTRIBUTORS, INC.

                                                                        INTLANN